Exhibit 4.1

Execution Version

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of January 18, 2023 by Expro Group Holdings N.V., a Netherlands limited liability company (Naamloze Vennootschap) (the “Company”), and the shareholders party hereto (the “Oak Hill Holders”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in that certain Registration Rights Agreement (the “Agreement”), dated as of March 10, 2021, by and among the Company (f/k/a Frank’s International N.V.) and the shareholders party thereto.

RECITALS

WHEREAS, pursuant to Section 3.13 of the Agreement, the Agreement may be amended by a written instrument signed by the Company and Holders that hold a majority of the outstanding Registrable Securities as of the date of such amendment; provided that no such amendment shall materially and adversely affect the rights of any Holder thereunder without the consent of such Holder;

WHEREAS, certain of the Oak Hill Holders have made Demand Registration (as defined in the Agreement), and the parties hereto desire to increase the number of Demand Registrations available under the Agreement by one, effective upon consummation of the underwritten offering contemplated by such Demand Registration (the “2023 Offering”);

WHEREAS, the Oak Hill Holders are the record owners of at least a majority of the Registrable Securities outstanding as of the date hereof and this Amendment does not materially and adversely affect the rights of any Holder; and

WHEREAS, the Company and the Oak Hill Holders now desire to amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Oak Hill Holders hereby agrees as follows:

1. Clause (iii) of the third sentence of Section 2.1(a) is hereby amended and restated, effective as of the consummation of the 2023 Offering, to read as follows:

“(iii) more than three Demand Registrations in total pursuant to this Section 2.1 following the consummation of the 2023 Offering (which, for the avoidance of doubt, shall not reduce the number of Demand Registrations available pursuant to this clause (iii)).”

2. The Agreement is hereby amended to the fullest extent necessary to effect all of the matters contemplated by this Amendment and such amendments are binding on all Holders. Except as specifically provided for in this Amendment, the provisions of the Agreement shall remain in full force and effect.

3. Each of the Oak Hill Holders represents and warrants to the Company that this Amendment has been duly authorized, executed and delivered by such Oak Hill Holder and constitutes the legal, valid and binding obligation, enforceable against such Oak Hill Holder in accordance with its terms, and as of the date of this Amendment, such Oak Hill Holder has an unencumbered right to and has not assigned, encumbered or otherwise transferred any of such Oak Hill Holder’s rights to the Registrable Securities set forth on the signature page hereto, or the Registration Rights Agreement or any of its rights thereunder to any person or entity.

4. The execution, delivery and effectiveness of this Amendment shall not operate (i) as an amendment or modification of any provision, right or obligation of any Holder under the Agreement except as specifically set forth in this Amendment or (ii) as a waiver or consent to any subsequent action or transaction.

5. NOTWITHSTANDING THE PLACE WHERE THIS AMENDMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Amendment or the transactions contemplated hereby shall be brought and determined by courts of the State of New York located in New York, New York and the federal courts of the United States of America located in New York, New York, and each of the parties hereto irrevocably submits to the exclusive jurisdiction of such courts solely in respect of any legal proceeding arising out of or related to this Amendment.

6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. The exchange of signed copies of this Amendment by any electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Amendment and such copies shall be deemed original signatures for all purposes.

[Signature page follows]

2

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

EXPRO GROUP HOLDINGS N.V.

By:	/s/ Quinn P. Fanning
	Name:	Quinn P. Fanning
	Title:	Chief Financial Officer

Signature Page to Amendment No. 1 to Registration Rights Agreement

OAK HILL HOLDERS:

Lerner Enterprises, LLC

By:	Oak Hill Advisors, L.P.,
as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities (prior to the consummation of the 2023 Offering):

150,702

ALOHA European Credit Fund, L.P.

By:	OHA ALOHA European Credit Fund GenPar, LLP, its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

407,152

Signature Page to Amendment No. 1 to Registration Rights Agreement

AustralianSuper Pty Ltd.

By:	Oak Hill Advisors, L.P.,
as Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

1,109,051

BAE Systems Pension Funds Trustees Limited

By:	Oak Hill Advisors, L.P.,
as Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

191,910

OHA-CDP ESCF, L.P.

By:	OHA-CDP ESCF GenPar, LLP,
its general partner

By:	OHA Global PE GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

1,092,369

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA Custom Multi-Sector Credit Master Fund, L.P.

By:	OHA Custom Multi-Sector Credit Fund GenPar, LLP, its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

267,924

OHA BCSS SSD, L.P.

By:	OHA BCSS SSD GenPar, LLP,
its general partner

By:	OHA Global PE GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

231,142

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA MPS SSD, L.P.

By: OHA MPS SSD GenPar, LLP,
its general partner

By:	OHA Global PE GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

231,142

The Coca-Cola Company Master Retirement Trust

By:	Oak Hill Advisors, L.P.,
as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

477,799

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA DIVERSIFIED CREDIT STRATEGIES FUND (PARALLEL), L.P.

By:	OHA Diversified Credit Strategies GenPar, LLP,
Its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

478,632

OHA MD Opportunistic Credit Master Fund, L.P.

By:	OHA MD Opportunistic Credit GenPar, LLP,
its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

724,412

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA EUROPEAN STRATEGIC CREDIT MASTER FUND (EURO), L.P.

By:	OHA European Strategic Credit GenPar, LLC,
its general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

1,337,775

OHA Diversified Credit Strategies Tractor Master Fund, L.P.

By:	OHA Diversified Credit Strategies Tractor Fund GenPar, LLP,
its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

948,971

Signature Page to Amendment No. 1 to Registration Rights Agreement

MERCER QIF FUND PLC – MERCER INVESTMENT FUND 1

By:	Oak Hill Advisors (Europe), LLP,
as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

333,930

OHA Diversified Credit Strategies Master Fund (Parallel II), L.P.

By:	OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLP
its General Partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

2,121,059

Signature Page to Amendment No. 1 to Registration Rights Agreement

OCA OHA Credit Fund LLC,
an individual series of OCA Investment Partners LLC

By:	Oak Hill Advisors, L.P.,
as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

637,972

OHA Diversified Credit Strategies Fund Master, L.P.

By:	OHA Diversified Credit Strategies GenPar, LLP,
its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

3,718,203

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA FINLANDIA CREDIT FUND, L.P.

By:	OHA Finlandia Credit Fund GenPar, LLP,
its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

574,641

OHA Structured Products Master Fund C, L.P.

By:	OHA Structured Products C GenPar, LLP,
its general partner

By:	OHA Global PE GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

551,346

Signature Page to Amendment No. 1 to Registration Rights Agreement

AD CCF (EUROPE) S.a.r.l

By:	/s/ Anna Sofronyuk
Name: Anna Sofronyuk
Title: Manager A

By:	/s/ Jean-Philippe Mersy
Name: Jean-Philippe Mersy
Title: Manager B

Number of Registrable Securities:

613,405

Master SIF SICAV-SIF

By:	OHA (UK) LLP,
as Investment Manager

By:	/s/ Colin Blackmore
Name: Colin Blackmore
Title: Authorized Signatory

Number of Registrable Securities:

119,102

Oregon Public Employees Retirement Fund

By:	Oak Hill Advisors, L.P.,
as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

1,352,579

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA S.C.A., SICAV-SIF

By:	OHA Management (Luxembourg) S.à r.l.,
its General Partner

By:	/s/ Jean de Courreges
Name: Jean de Courreges
Title: Manager

By:	/s/ Vincent Decalf
Name: Vincent Decalf
Title: Manager

Number of Registrable Securities:

313,230

Superannuation Funds Management Corporation of South Australia as trustee for Credit Unit Trust

By:	Oak Hill Advisors, L.P.,
as Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

494,509

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA Enhanced Credit Strategies Master Fund, L.P.

By:	OHA Enhanced Credit Strategies GenPar, LLP, its general partner

By:	OHA Global GenPar, LLC, its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

290,315

OHAT Credit Fund, L.P.

By:	OHAT Credit GenPar, LLP,
its general partner

By:	OHA Global GenPar, LLC,
its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

238,217

Signature Page to Amendment No. 1 to Registration Rights Agreement

Future Fund Board of Guardians

By:	Oak Hill Advisors, L.P.,
as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

1,281,520

Indiana Public Retirement System

By:	Oak Hill Advisors, L.P.,
as Investment Manager

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

377,171

OHA Centre Street Partnership, L.P.

By:	OHA Centre Street GenPar, LLC, its general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

1,032,990

Signature Page to Amendment No. 1 to Registration Rights Agreement

OHA Structured Products Master Fund D, L.P.

By:	OHA Structured Products D GenPar, LLP, its general partner

By:	OHA Global PE GenPar, LLC, its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

513,639

OHA Strategic Credit Master Fund II, L.P.

By:	OHA Strategic Credit II GenPar, LLP, its general partner

By:	OHA Global PE GenPar, LLC, its managing partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

Number of Registrable Securities:

6,883,082

Signature Page to Amendment No. 1 to Registration Rights Agreement